Exhibit 99.2 – AS REVISED

REPUBLIC BANCSHARES, INC. PRESS RELEASE	[GRAPHIC]

Date:	November 7, 2003

Contact:	William R. Klich, President & CEO, Republic Bancshares, Inc.; Chairman & CEO, Republic Bank William R. Falzone, Executive Vice President & Chief Financial Officer (727) 823-7300

FOR IMMEDIATE RELEASE

REPUBLIC BANCSHARES RELEASES UPDATED FINANCIAL STATEMENTS REFLECTING CHANGES DUE TO THE RECENT FASB DEFERRAL OF SFAS NO. 150; RESULTS OF OPERATIONS ARE UNCHANGED

St. Petersburg, FL November 7, 2003 – Republic Bancshares, Inc., (the “Company”, Nasdaq: REPB), the parent company of Republic Bank (the “Bank”), today released an updated version of the financial statements it released on October 20, 2003 due to the Financial Accounting Standards Board’s (“FASB”) October 29, 2003 announcement to indefinitely defer its prior implementation of certain provisions of SFAS No. 150 – “Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity.” The Company emphasized that its results of operations for the three and nine month periods ended September 30, 2003 were unchanged; this change is limited solely to the categorization of items on the balance sheet and statement of operations. Previously, the Company had accounted for the outstanding issue of trust preferred securities from its wholly-owned subsidiary, RBI Capital Trust I, on the balance sheet and income statement as a minority interest. Under SFAS No. 150, that presentation would have been changed such that the Company’s consolidated balance sheet would have reflected the trust preferred security from the subsidiary as a liability and the consolidated income statement would have reflected the cost of the issue as interest expense. As then required, such changed presentation was reflected in the Company’s financial statements released on October 29, 2003. With the FASB’s subsequent deferral of certain provisions of SFAS No. 150, the minority interest presentation is required to be restored. The accompanying financial results reflect such restoration and are an update to the Company’s press release of October 20, 2003.

The Company reiterated that its net income for the third quarter of 2003 was unchanged at $4.9 million or $0.37 per share and that its results of operations included a $3.75 million pretax recovery from settlement of a previously disclosed claim on its Financial Institution Bond relating to a loan fully charged off in the third quarter of 2001. On an after-tax basis, the recovery contributed $2.4 million or $0.18 per share to earnings in the third quarter. For the same period in 2002, net income was also unchanged at $1.6 million or $0.14 per share. For the nine months of 2003, net income was $8.4 million or $0.69 per share compared to $4.3 million or $0.37 per share for the nine months of 2002.

“Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995

This news release contains forward-looking statements regarding our operating results, based on current expectations, forecasts and assumptions involving risks and uncertainties that could cause actual outcomes and results to differ materially. These statements may include the words “believes”, “expects”, “may”, “will”, “projects”, “contemplates”, “anticipates”, “forecasts”, “intends” or similar terminology. Because these statements reflect our current views concerning future events, they involve risks and uncertainties, including: the adequacy of our loan loss allowance; current economic conditions; fluctuations in operating results; retaining

Exhibit 99.2 – AS REVISED

key personnel; other factors that we may not have currently identified or quantified; and other risks, relevant factors and uncertainties identified in any of our Reports on Form 10-K, 10-Q and 8-K, and in our other securities filings and press releases. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Exhibit 99.2 – AS REVISED

REPUBLIC BANCSHARES, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS – September 30, 2003 and December 31, 2002

($ in thousands, except share data; unaudited)

	September 30, 2003	December 31, 2002
ASSETS
Cash and due from banks	$71,306	$51,162
Interest bearing deposits in banks	2,073	14,061
Federal funds sold	15,997	11,588

Cash and cash equivalents	89,376	76,811
Securities:
Available for sale	931,115	820,108
Trading	8,350	7,815
FHLB stock	15,786	15,261
Loans held for sale	8,008	37,416

Loans	1,631,475	1,475,869
Allowance for loan losses	(23,241)	(27,987)

Net loans	1,608,234	1,447,882
Premises and equipment, net	37,614	38,508
Other real estate owned, net	1,832	16,787
Accrued interest receivable	9,826	10,622
Goodwill	2,726	2,726
Premium on deposits	13,554	15,630
Other assets	49,805	36,783

Total assets	$2,776,226	$2,526,349

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Deposits-
Noninterest bearing checking	$198,052	$162,716
Interest checking	227,568	204,743
Money market	383,627	393,823
Savings	183,947	180,435
Time deposits	1,181,615	1,127,999

Total deposits	2,174,809	2,069,716
Securities sold under agreements to repurchase and other borrowings	43,663	30,913
FHLB advances	308,732	172,240
Convertible subordinated debt	—	29,332
Other liabilities	10,382	11,714

Total liabilities	2,537,586	2,313,915

Company-obligated mandatorily redeemable preferred securities of subsidiary trust solely holding junior subordinated debentures of the Company	28,750	28,750
Stockholders’ equity:
Common stock ($2.00 par; 20,000,000 shares authorized; 13,267,293 and 11,398,059 shares issued and outstanding at September 30, 2003 and December 31, 2002, respectively.)	26,535	22,796
Capital surplus	156,609	129,860
Retained earnings	30,403	22,418
Accumulated other comprehensive income	(3,657)	8,610

Total stockholders’ equity	209,890	183,684

Total liabilities and stockholders’ equity	$2,776,226	$2,526,349

Exhibit 99.2 – AS REVISED

REPUBLIC BANCSHARES, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

($ in thousands, except share data; unaudited)

	For the Three Months Ended Sept. 30,		For the Nine Months Ended Sept. 30,
	2003	2002	2003	2002
INTEREST INCOME:
Loans	$23,160	$25,400	$69,924	$76,483
Securities	7,733	10,234	25,066	32,067
Federal funds sold & other investments	182	277	624	851

Total interest income	31,075	35,911	95,614	109,401
INTEREST EXPENSE:
Deposits	10,879	14,733	34,284	46,998
Securities sold under agreement to repurchase & other borrowings	86	123	251	372
FHLB advances	1,033	361	2,759	1,556
Holding company debt	63	536	1,084	1,609

Total interest expense	12,061	15,753	38,378	50,535

NET INTEREST INCOME	19,014	20,158	57,236	58,866
PROVISION FOR LOAN LOSSES	(5,365)	1,650	(4,517)	4,750

NET INTEREST INCOME AFTER
PROVISION FOR LOAN LOSSES	24,379	18,508	61,753	54,116
NONINTEREST INCOME:
Service charges on deposit accounts	1,766	1,550	5,019	4,724
Loan service fees, net	(276)	(630)	(1,478)	(666)
Other loan fee income	552	651	1,612	1,973
Gains on loans & securities, net	2,895	2,133	7,936	3,090
Other operating income	405	403	1,122	1,548

Total noninterest income	5,342	4,107	14,211	10,669
NONINTEREST EXPENSES:
Salaries and employee benefits	10,482	9,279	30,279	28,861
Net occupancy expense	3,960	3,254	10,782	9,567
Advertising and marketing	579	235	862	704
Data & item processing fees and services	1,618	1,587	4,813	4,691
Loan collection costs	256	(105)	385	809
Other operating expenses	3,393	2,950	8,836	8,228
ORE expense (income), net	180	1,323	2,596	833
Amortization of premium on deposits	692	692	2,075	2,075

Total noninterest expense	21,160	19,215	60,628	55,768
Income before income taxes & minority interest	8,561	3,400	15,336	9,017
Income tax expense	3,197	1,373	5,630	3,499

Income before minority interest	5,364	2,027	9,706	5,518
Minority interest in income from subsidiary trust, net of tax	(421)	(421)	(1,263)	(1,263)

NET INCOME	$4,943	$1,606	$8,443	$4,255

PER SHARE DATA:
Net income per common share – basic	$0.38	$0.14	$0.70	$0.37

Net income per common & common equivalent share – diluted	$0.37	$0.14	$0.69	$0.37

Weighted average common shares Outstanding – basic	13,054,293	11,385,631	12,045,576	11,363,881

Weighted average common & common equivalent shares outstanding – diluted	13,265,744	11,501,214	12,207,253	11,452,070

Exhibit 99.2 – AS REVISED

REPUBLIC BANCSHARES, INC.

SELECTED QUARTERLY FINANCIAL INFORMATION

($ in thousands, except share data; unaudited)

	Quarters Ended
	Sept. 2003	June 2003	Mar. 2003	Dec. 2002	Sept. 2002
RESULTS OF OPERATIONS:
Interest income	$31,075	$32,395	$32,144	$33,845	$35,911
Interest expense	12,061	13,250	13,068	14,698	15,753

Net interest income	19,014	19,145	19,076	19,147	20,158
Loan loss provision	(5,365)	200	648	600	1,650

Net interest income after loan loss provision	24,379	18,945	18,428	18,547	18,508
Noninterest income	5,342	4,272	4,597	3,207	4,107
Noninterest expense	21,160	20,236	19,232	20,239	19,215

Income before income taxes & minority interest	8,561	2,981	3,793	1,515	3,400
Income tax expense	3,197	997	1,436	570	1,373
Minority interest from subsidiary trust, net of tax	(421)	(421)	(421)	(421)	(421)

Net income (loss)	$4,943	$1,563	$1,936	$524	$1,606

Earnings (loss) per share – diluted	$0.37	$0.13	$0.17	$0.05	$0.14
Weighted average shares outstanding – diluted	13,265,744	11,799,472	11,523,480	11,506,790	11,501,214

BALANCE SHEET DATA (at period-end):
Total assets	$2,776,226	$2,734,955	$2,592,044	$2,526,349	$2,511,182
Securities	939,465	908,499	864,149	827,923	814,663
Loans (including loans held for sale)	1,639,483	1,623,238	1,544,639	1,513,285	1,482,078
Nonperforming assets	13,090	21,785	38,420	39,010	42,175
Allowance for loan losses	23,241	27,279	27,795	27,987	31,595
Deposits	2,174,809	2,177,405	2,157,435	2,069,716	2,148,974
Stockholders’ equity	209,890	200,322	182,274	183,684	180,646
Book value per share (dollars)	15.82	16.13	15.95	16.12	15.85
Tangible book value per share (dollars)	14.98	15.19	14.89	15.02	14.72

SELECTED OPERATING RATIOS:
Return on average assets	0.71%	0.23%	0.31%	0.08%	0.26%
Return on average equity	9.51	3.38	4.32	1.15	3.57
Net interest margin	2.89	2.97	3.17	3.20	3.47
Operating efficiency ratio	78.32	75.49	76.00	85.60	70.88
Loan loss allowance to portfolio loans	1.42	1.73	1.85	1.90	2.15
Loan loss allowance to nonperforming loans	206.44	138.26	129.97	125.94	137.10

CAPITAL RATIOS:
Equity to assets	7.56	7.32	7.03	7.27	7.20
Equity & minority interest to assets	8.60	8.38	8.14	8.41	8.34
Regulatory ratios – Bank:
Tier 1 (leverage)	7.71	7.82	8.22	8.17	8.28
Tier 1 to risk assets	11.90	12.06	12.61	12.81	13.07
Total capital	13.14	13.34	13.89	14.09	14.35
Regulatory ratios – Company:
Tier 1 (leverage)	8.19	7.66	7.41	7.37	7.49
Tier 1 to risk-assets	12.67	11.83	11.36	11.58	11.84
Total capital	13.91	13.96	14.43	14.70	15.02

OTHER DATA (at period-end):
Number of branch banking offices	71	70	70	71	72
Number of full-time equivalent employees	857	866	864	858	850

Exhibit 99.2 – AS REVISED

REPUBLIC BANCSHARES, INC.

SELECTED QUARTERLY FINANCIAL INFORMATION

($ in thousands; unaudited)

	Quarters Ended
	Sept. 2003	June 2003	Mar. 2003	Dec. 2002	Sept. 2002
SELECTED AVERAGE BALANCES & YIELDS/COSTS
Average balances:
Assets:
Loans:
Residential	$446,629	$451,876	$438,956	$453,154	$449,063
Commercial real estate	656,712	609,597	588,138	584,913	567,976
Commercial (business)	153,676	163,925	161,213	158,452	125,572
Consumer & other	382,523	355,226	328,847	322,978	321,153

Total loans	1,639,540	1,580,624	1,517,154	1,519,497	1,463,764
Securities	908,936	895,590	814,540	791,639	785,762
Other earning assets	35,076	45,848	38,856	41,600	41,694
Other assets	173,921	160,131	163,685	164,129	166,832

Total assets	$2,757,473	$2,682,193	$2,534,235	$2,516,865	$2,458,052

Liabilities & Equity:
Non-interest bearing deposits	$191,608	$185,028	$166,851	$160,293	$152,876
Interest-bearing deposits	1,993,862	1,966,113	1,912,701	1,948,339	1,965,797

Total deposits	2,185,470	2,151,141	2,079,552	2,108,632	2,118,673
Borrowings	327,508	309,602	232,799	188,657	119,555
Other liabilities	38,356	35,785	40,148	39,626	40,477

Total liabilities	2,551,334	2,496,528	2,352,499	2,336,915	2,278,705
Total equity	206,139	185,665	181,736	179,950	179,347

Total liabilities & equity	$2,757,473	$2,682,193	$2,534,235	$2,516,865	$2,458,052

Average yields/costs:
Earning assets	4.74%	5.08%	5.40%	5.68%	6.19%
Loans	5.54	5.79	6.17	6.40	6.82
Securities	3.40	3.99	4.13	4.47	5.21
Deposits	2.16	2.38	2.49	2.74	2.97
Other interest-bearing liabilities	1.43	2.06	2.29	2.60	3.39
Total interest-bearing liabilities	2.06	2.33%	2.47%	2.73%	3.00%

NONPERFORMING ASSETS:

Nonperforming loans:
Residential first lien	$7,505	$7,987	$9,260	$9,739	$10,351
Warehouse lines of credit	118	118	118	118	152
Commercial real estate and multifamily	604	8,440	8,516	8,848	8,822
Commercial (business)	2,140	1,925	2,292	2,196	2,396
Home equity and consumer	573	833	737	931	800
High LTV	318	427	462	391	525

Total nonperforming loans (1)	11,258	19,730	21,385	22,223	23,046
Other real estate:
Residential	1,507	1,730	1,777	1,595	1,290
Commercial	325	325	15,258	15,192	17,839

Total ORE	1,832	2,055	17,035	16,787	19,129

Total nonperforming assets	$13,090	$21,785	$38,420	$39,010	$42,175

(1)	Includes all loans on nonaccrual and all loans 90 days and over past due and still accruing interest.

Exhibit 99.2 – AS REVISED

REPUBLIC BANCSHARES, INC.

SELECTED QUARTERLY FINANCIAL INFORMATION

($ in thousands; unaudited)

	Quarters Ended
	Sept. 2003	June 2003	Mar. 2003	Dec. 2002	Sept. 2002
Loan loss allowance activity

Allowance for loan losses at beginning of period	$27,279	$27,795	$27,987	$31,595	$30,617
Loan discount (net) allocated to/ (from) purchased portfolios	—	—	—	—	—
Provision for loan losses	(5,365)	200	648	600	1,650

Net (charge-offs) recoveries:

Residential first lien	(72)	124	4	35	(59)
Warehouse lines of credit	3,687	—	—	—	—
Nonconforming first lien mortgages	—	(53)	(1)	—	(70)
Commercial real estate/multifamily	(1,955)	17	—	(3,579)	25
Commercial (business)	(136)	(283)	(481)	(260)	(25)

Home equity	97	(19)	19	50	69

Consumer	(55)	(7)	(13)	(9)	(8)
Other	(32)	(33)	(31)	(48)	(507)
High LTV	(207)	(462)	(337)	(397)	(97)

Net charge-offs	1,327	(716)	(840)	(4,208)	(672)

Allowance for loan losses at end of period	$23,241	$27,279	$27,795	$27,987	$31,595

Net charge-offs (recoveries) to average loans-annualized:

Residential first lien	0.07%	(0.12)%	—%	(0.03)%	0.06%
Warehouse lines of credit	NMF	—	—	—	—
Nonconforming first lien mortgages	—	0.77	0.01	—	0.73
Commercial real estate/multifamily	1.19	(0.01)	—	2.45	(0.02)
Commercial (business)	0.35	0.69	1.19	0.66	0.08
Home equity	(3.94)	0.69	(0.06)	(8.17)	(0.10)
Consumer and other	1.24	0.15	0.28	0.19	0.16
High LTV	5.02	10.18	6.74	7.17	8.42

Net charge-offs to average loans	(0.32)%	0.18%	0.22%	1.11%	0.18%

NMF – not meaningful